Putnam
Overseas
Growth
Fund

[GRAPHIC OMITTED: ARTWORK]

SEMIANNUAL REPORT
December 31, 1995

[LOGO: BOSTON * LONDON * TOKYO]


Fund highlights

* "Putnam Overseas Growth Fund's three-year trailing returns are among the highest in the foreign stock group, while its three-year risk score is among the mildest. It has earned these numbers by its consistency."

                               -- Morningstar Inc., November 10, 1995

* "Expected declines in interest rates overseas, particularly in Europe and Japan, should bolster overseas markets, as they have over the year in the United States. Stock markets love the prospect of cheaper money, which tends to persuade investors to favor stocks over bonds."*

                               -- The New York Times, January 2, 1996

*Please see page 8 for performance information.

       CONTENTS

 4     Report from Putnam Management
 8     Fund performance summary
11     Portfolio of investments owned
17     Financial statements

[GRAPHIC OMITTED: photo of George Putman


(copyright) Karsh, Ottawa]


From the Chairman

Dear Shareholder:

The dramatic rise in the U.S. stock market throughout 1995 tended to overshadow the generally positive performance of many of the world's other equity markets during the year. Thus, it might be easy to overlook the positive performance of Putnam Overseas Growth Fund during the six months ended December 31, 1995.

Furthermore, while the U.S. market might be heading toward a pause as investors digest the sustained advance, other markets may be poised for further growth as your fund reaches the midpoint of fiscal 1996.

Fund Manager Justin Scott believes benign inflation will continue on the Continent as in the United States during the next several months. In addition, there is a growing likelihood of interest-rate cuts in Europe, a move that may bolster economic and market prospects there.

In Asia, Japan's prospects at last seem on the rise and other economies may continue to expand, albeit at a slower rate. Overall, Justin remains cautiously optimistic about your fund's prospects over the remainder of fiscal 1996.
Respectfully yours,


/s/George Putman
George Putnam
Chairman of the Trustees
February 21, 1996


Report from the Fund Manager
Justin M. Scott

While fairly strong overseas equity markets were overshadowed in 1995 by a pronounced rally in the U.S. stock market, their performance was certainly attractive on an absolute basis. Unlike the U.S. market, where stock valuations currently appear somewhat extended in light of slowing corporate earnings, international equities may have room to grow in the months ahead.

Putnam Overseas Growth Fund was able to take advantage of the generally positive environment. For the six months ended December 31, 1995, the fund's class A shares provided a total return of 10.67%; its class B shares, 10.29%; and its class M shares, 10.45%, each at net asset value. These results were well ahead of the Morgan Stanley Capital International's Europe, Australia and Far East (EAFE) Index, which rose 8.39% over the same period. Total return at the maximum public offering price for class A shares was 4.30%; class B shares returned 5.29% at the contingent deferred sales charge and class M shares, 6.57% for the period.

* SLOWING ECONOMIES APPARENT IN CORE EUROPEAN COUNTRIES

Economic slowdown is increasingly pronounced in the major European countries. Accordingly, we are closely monitoring macroeconomic conditions as we invest in Europe, which currently accounts for nearly 50% of your fund's portfolio. Despite slow growth -- in many ways because of slow growth -- we see some positive developments for stock markets in the core European countries.

Negligible inflation has provided a relatively benign backdrop for stock markets, as has the possibility of central bank interest rate cuts. Just as important, however, is the gradual emergence of a European equity culture. Indeed, companies across the Continent are seeking to increase shareholder value by deploying their corporate assets productively, emphasizing return on equity, and cutting inefficiencies.

We believe a number of holdings in your fund's portfolio embody this positive attitude of companies toward their shareholders. The Dutch airline KLM, Switzerland's Ciba-Geigy conglomerate, Union Bank of Switzerland, and Swiss Reinsurance are all striving to improve their returns on equity and bolster their competitiveness. We believe these moves may help such European companies to weather otherwise weak regional business conditions.

Within the fund's U.K. holdings, which account for more than 9% of the portfolio, Vodafone, a cellular phone company, had strong earnings over the year and appears poised for further gains in the months ahead. Elsewhere, the fund's shares of Austria Mikro Systeme have faltered in recent weeks as semiconductor manufacturers in Europe, Asia, and North America all declined in unison. Indeed, your fund's performance over the period was hampered slightly by technology holdings; however, we believe they retain exceptional long-term growth potential.

Elsewhere in Europe, in several of the so-called peripheral nations, we are finding attractively valued stocks and relatively strong economies. Ireland today boasts one of Europe's fastest-growing economies -- we anticipate GDP growth of some 5.5% this year -- and may continue to benefit from European Union regional development funds. Spain, like Ireland, may grow faster this year than many other European countries; accordingly, we currently have positioned some 5.4% of the fund's portfolio in Spanish equities. Spain's growth rate appears manageable, and thus the country may enjoy stable-to-declining interest rates throughout 1996.

[GRAPHIC OMITTED: Horizonatal bar chart TOP COUNTRY ALLOCATIONS (12/31/95)* showing:

Japan                25.7%
United Kingdom        9.2%
France                6.0%
Spain                 5.4%
Netherlands           5.3%
Switzerland           5.1%
Hong Kong             4.9%
Singapore             4.7%

*Based on percentage of net assets. Holdings will vary over time.]


* ASIA MAY BE POISED FOR MODERATE GROWTH IN 1996

After suffering for several years from an overvalued yen, falling industrial production, and political paralysis, the Japanese stock market has been showing some signs of renewed vigor recently. Over the past six months, a steadily weakening yen has helped to reignite Japanese corporate profits and spur a strong market recovery (in local currency terms). In addition, extremely low real interest rates have had a positive effect on market liquidity, and government assistance to failing banks has apparently defused that issue, at least for now.

During this ongoing rebound, we have seen strong performance from your fund's Japanese financial services holdings. However, several formerly strong Japanese technology companies have seen stocks turn downward in recent months. Ultimately, with improving conditions in mind, we have maintained a significant weighting in Japan, allocating more than 25% of the fund's portfolio there.

Elsewhere in Asian markets, Singapore, Malaysia, and Thailand struggled to overcome different obstacles as they were forced to grapple with too-robust economic growth. Malaysia's stock market has been particularly volatile over the past six months. After bidding up stocks there over first quarter of 1995, investors began to fear that the booming economy -- GDP growth over that period was among the world's highest -- would ignite inflation. Accordingly, we have significantly trimmed holdings in Malaysia.

Singapore, too, had mixed results over the past six months. A more moderate GDP growth rate is forecast for 1996. Coupled with strong export figures, this outlook could bode well for the strength of the country's equity market in the coming months. We have maintained Singapore holdings at some 5% of the portfolio.

The Hong Kong market gained during your fund's semiannual period, sparked in part by declining U.S. interest rates. One of the fund's larger holdings within its 5% Hong Kong allocation is HSBC, a diversified financial services company that has the potential to prosper in the months ahead, particularly if interest rates continue to decline. Furthermore, the deflationary land price spiral appears to have bottomed, which is good news for Hong Kong, where property prices are an economic bellwether.

[GRAPHIC OMITTED: Graphic list of  TOP TEN HOLDINGS (12/31/95)*
Showing:
Gucci Group (Italy)
Luxury Goods
Ibedrola (Spain)
Electric company
Daiwa Securities (Japan)
Brokerage firm
Bulgari (Italy)
Luxury goods
ITO Yokado (Japan)
Supermarket operator
HSBC Holdings (Hong Kong)
Financial services
Adidas (ADS)
Athletic gear
Marui Corp. (Japan)
Retailer
Tele Danamark (Denmark)
Communications
Banco de Bilbao Vizcaya (Spain)
Financial services

Footnote reads:
These holdings represent 12.1% of the fund's assets. Portfolio holdings will vary over time.]


*     CAUSE FOR CAUTIOUS OPTIMISM IN THE COMING MONTHS
Earlier in this report, we acknowledged the strength of U.S. equities in 1995 compared with international stocks. There is some good news in this for the international investor. The divergence between U.S. and international valuations could bode well for the latter in the months ahead as investors seek less expensive opportunities overseas. Indeed, there are many high-quality international companies with global market niches that have much room to grow -- and could well catalyze overseas markets in 1996.

The views expressed here are exclusively those of Putnam Management.
They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/95, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, including economic instability, and political developments and currency fluctuations not present with domestic investments.


Performance summary

Performance should always be considered in light of a fund's investment strategy.Putnam Overseas Growth Fund is designed for investors seeking capital appreciation through equity securities of issuers located outside North America.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 12/31/95

                      Class A          Class B           Class M
------------------------------------------------------------------------
Inception dates      (2/28/91)         (6/1/94)          (12/1/94)
                     NAV    POP       NAV   CDSC        NAV    POP
------------------------------------------------------------------------
6 months            10.67% 4.30%     10.29% 5.29%     10.45%  6.57%
------------------------------------------------------------------------
1 year              13.97  7.39      13.21  8.21      13.65   9.64
------------------------------------------------------------------------
3 years             64.38 54.99       --    --         --      --
Annual average      18.02 15.73       --    --         --      --
------------------------------------------------------------------------
Life of class      62.90  53.47      13.98  9.98      14.13  10.14
Annual average     10.61   9.25       8.58  6.17      13.02   9.35
------------------------------------------------------------------------

        COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/95
                    Standard & Poor's    MSCI EAFE         Consumer
                        500 Index          Index        Price Index
------------------------------------------------------------------------
6 months                 14.40%            8.39%             0.66%
------------------------------------------------------------------------
1 year                   37.45            11.21              2.54
------------------------------------------------------------------------
3 years                  53.29            58.88              8.18
Annual average           15.30            16.70              2.65
------------------------------------------------------------------------
Life of class A          93.41            36.89             13.87
Annual average           14.60             6.71              2.72
------------------------------------------------------------------------
Life of class B          41.35            11.74              4.07
Annual average           24.32             7.25              2.54
------------------------------------------------------------------------
Life of class M          40.15            11.90              2.54
Annual average           36.69            10.93              2.35
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares, which became effective 12/1/94. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.


PRICE AND DISTRIBUTION INFORMATION
6 months ended 12/31/95
                                 Class A     Class B     Class M
------------------------------------------------------------------------
Distributions (number)        1           1           1
------------------------------------------------------------------------
Income                     $0.260         $0.195         $0.223
------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------
   Long-term                0.003          0.003          0.003
------------------------------------------------------------------------
   Short-term               0.002          0.002          0.002
------------------------------------------------------------------------
   Total                   $0.265         $0.200         $0.228
------------------------------------------------------------------------
Share value:                 NAV    POP     NAV    NAV     POP
------------------------------------------------------------------------
6/30/95                    $12.10  $12.84 $12.00  $12.09 $12.53
------------------------------------------------------------------------
12/31/95                    13.12   13.92  13.03   13.12  13.60
------------------------------------------------------------------------
Past performance is not indicative of future results.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

The Europe, Australia and the Far East (EAFE) component of the Morgan Stanley Capital International World Index (MSCI) is an unmanaged list of international equity securities, excluding U.S., with all values expressed in U.S. dollars. Performance figures reflect changes in market prices and reinvestment of distributions net of withholding taxes.

Standard & Poor's 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Both the indexes assume reinvestment of all distributions and do not take into account brokerage commissions or other costs. The fund's portfolio contains securities that do not match those in the indexes.



Portfolio of investments owned
December 31, 1995 (Unaudited)

COMMON STOCKS  (88.7%)*
NUMBER OF SHARES                                                                 VALUE

Australia  (2.3%)
--------------------------------------------------------------------------------------
      86,400     Amcor Ltd.                                                 $  609,444
     100,000     National Australia Bank Ltd.                                  898,425
     190,000     QBE Insurance Group Ltd.                                      877,487
                                                                          ------------
                                                                             2,385,356
Austria  (1.7%)
--------------------------------------------------------------------------------------
       6,360     Austria Mikro Systeme International                         1,029,055
      17,500     Mayr-Melnhof Karton AG 144A ADS                               218,750
       1,500     Mayr-Melnhof Karton AG                                         74,963
       3,500     VA Technolgies AG                                             443,345
                                                                          ------------
                                                                             1,766,113
Belgium  (0.5%)
--------------------------------------------------------------------------------------
         270     N.V. Bekaert S.A.                                             221,851
         600     Solvay S.A.                                                   323,247
                                                                          ------------
                                                                               545,098
Canada  (0.5%)
--------------------------------------------------------------------------------------
      12,400     Magna International, Inc. Class A                             536,300
Denmark  (2.8%)
--------------------------------------------------------------------------------------
      21,000     Danisco A/S                                                 1,010,976
      30,000     Scandinavian Mobility International +                         716,736
      42,000     Tele Danmark A/S ADS                                        1,160,250
                                                                          ------------
                                                                             2,887,962
Finland  (0.1%)
--------------------------------------------------------------------------------------
       8,000     Effjohn Oy Ab Class A +                                        24,405
       6,500     Repola                                                        122,256
                                                                          ------------
                                                                               146,661
France  (5.7%)
--------------------------------------------------------------------------------------
       4,380     Chargeurs S.A.                                                870,553
      11,300     Credit Local de France S.A.                                   902,986
         489     Docks de France S.A.                                           74,165
      11,700     Lafarge Coppee (Bearer)                                       752,492
      13,000     Michelin Corp. Class B (Registered)                           517,562
       2,900     Peugeot S.A.                                                  381,898
      17,000     Sgs-Thomson Microelectronic  ADR +                            684,250
       3,700     Societe Generale Paris                                        456,325
      11,100     Societe Nationale Elf Aquitaine (Bearer)                      816,406
       1,350     Sommer-Allibert                                               356,936
         620     Zodiac S.A.                                                    96,561
                                                                          ------------
                                                                             5,910,134
Germany  (4.5%)
--------------------------------------------------------------------------------------
     45,000      Adidas AG 144A ADS +                                        1,198,125
        240      Munich Re (Registered) +                                      520,832
      1,040      Preussag AG                                                   290,074
     12,500      SGL Carbon AG +                                               965,083
     33,000      Tarkett AG +                                                  711,553
     23,300      VEBA  AG                                                      986,972
                                                                          ------------
                                                                             4,672,639
Hong Kong  (4.9%)
--------------------------------------------------------------------------------------
    496,000      Amoy Properties Ltd. +                                        493,947
    150,000      Cheung Kong Holdings Ltd.                                     913,735
     51,600      Guoco Group Ltd.                                              248,924
     80,625      HSBC Holdings PLC                                           1,220,011
    180,000      Hong Kong Electric Holdings Ltd.                              590,145
    120,000      Hutchison Whampoa, Ltd.                                       730,988
     70,000      Swire Pacific Ltd. Class A                                    543,197
    180,000      Varitronix International Ltd.                                 334,066
                                                                          ------------
                                                                             5,075,013
Ireland  (2.9%)
--------------------------------------------------------------------------------------
    163,588      Allied Irish Banks PLC                                        883,302
     35,380      Bank of Ireland                                               254,903
    134,000      CRH PLC                                                     1,001,824
    101,900      Greencore Group PLC                                           874,157
                                                                          ------------
                                                                            3,014,186
Italy  (3.1%)
--------------------------------------------------------------------------------------
    150,000      Bulgari S.P.A. +                                            1,265,596
     18,150      Danieli & Co.                                                 114,367
     91,200      Danieli & Co. (Savings Shares)                                247,108
     37,000      Gucci Group +                                               1,438,375
     18,300      Sitri S.P.A.                                                  102,858
                                                                          ------------
                                                                             3,168,304
Japan  (25.7%)
--------------------------------------------------------------------------------------
     40,000      Bridgestone Corp.                                             634,736
     57,000      Dai Nippon Printing Co., Ltd.                                 965,167
      7,000      Daikin Industries Ltd.                                         68,408
     88,000      Daiwa Securities Co. Ltd.                                   1,345,332
     87,000      Fujitsu Ltd.                                                  968,070
     10,000      Futaba Corp.                                                  457,668
     25,000      Glory Ltd.(Glory Kogyo)                                       919,207
     12,300      Hirose Electric Co. Ltd.                                      706,938
     20,000      Ito-Yokado Co., Ltd.                                        1,230,769
     68,000      KAO Corp. +                                                   842,187
     15,000      Komori Corp., Ltd.                                            377,359
     30,000      Kurita Water Industries Ltd.                                  798,258
      8,000      Kyocera Corp.                                                 593,711
      7,000      Mabuchi Motor                                                 434,833
     49,000      Maeda Corp.                                                   478,858
     57,000      Marui Co., Ltd.                                             1,185,777
     40,000      Mitsubishi Bank Ltd.                                          940,494
     52,000      Mitsubishi Motors Corp.                                       423,145
    112,000      Mitsui Fudoscan Co. Ltd.                                      981,829
     27,000      Murata Manufacturing Co. Ltd.                                 992,743
     70,000      Nichicon                                                    1,029,512
         63      Nippon Telegraph and Telephone Corp.                          508,999
     25,000      Nippondenso Co., Ltd.                                         466,860
     79,000      Nisshin Steel Co., Ltd.                                       318,752
     44,000      Omron Tateisi Electronics Corp.                             1,013,256
     17,000      Rohm Co. Ltd.                                                 958,974
     36,000      Santen Pharmaceutical Co., Ltd.                               815,094
     60,000      Sekisui Chemical Co., Ltd.                                    882,438
     65,000      Sharp Corp.                                                 1,037,736
     80,000      Tokio Marine & Fire Insurance Co. Ltd. (The)                1,044,993
    133,000      Toray Industries, Inc.                                        875,085
     28,000      Tostem Corp.                                                  929,270
     39,000      Yamanouchi Pharmaceutical Co. Ltd.                            837,736
     40,000      Yamato Transport Co. Ltd.                                     476,052
                                                                          ------------
                                                                            26,540,246
Malaysia  (1.1%)
--------------------------------------------------------------------------------------
     44,000      Genting Berhad                                                367,461
     70,000      Leader Universal                                              159,937
     42,000      Malayan Banking Berhad                                        354,067
     60,000      Sungei Way Holdings                                           216,269
                                                                          ------------
                                                                             1,097,734
Netherlands  (5.3%)
--------------------------------------------------------------------------------------
     15,040      ABN AMRO Holding N.V.                                         684,147
     18,835      Aegon N.V.                                                    832,162
      6,500      Akzo-Nobel N.V.                                               750,716
      2,900      DSM N.V.                                                      238,208
     15,149      Getronics Electric N.V.                                       707,016
     13,400      IHC Caland N.V.                                               450,280
     14,980      K.L.M.-Royal Dutch Airlines                                   525,745
      7,000      Koninklijke PPT Nederland N.V.                                253,951
      7,400      Unilever N.V.                                               1,038,395
                                                                          ------------
                                                                             5,480,620
Portugal  (0.1%)
--------------------------------------------------------------------------------------
        400      Banco Comercial Portugues, S.A. (Registered)                    5,434
      2,295      Banco Totta & Accores S.A.                                     37,903
                                                                          ------------
                                                                                43,337
Singapore  (4.7%)
--------------------------------------------------------------------------------------
     90,000      City Developments Ltd.                                        655,680
     58,000      Cycle & Carriage Ltd.                                         578,441
     80,000      Development Bank of Singapore Ltd. (Registered)               995,898
     42,800      Jardine Matheson Holdings Ltd.                                293,180
     51,000      Singapore Airlines Ltd. (Registered)                          476,164
     30,600      Singapore Press Holdings (Registered)                         541,095
    104,100      United Overseas Bank Ltd. (Registered)                      1,001,386
     90,000      Venture Manufacturing Ltd.                                    301,740
                                                                          ------------
                                                                             4,843,584
Spain  (5.4%)
--------------------------------------------------------------------------------------
      6,880      Argentaria Corp. (Registered)                                  282,848
     30,000      Banco de Bilbao Vizcaya  S. A.  (Registered)                1,077,947
    147,600      Iberdola S.A.                                               1,347,114
      1,700      Immobiliaria Metropolitana Vasco Central                       55,912
     11,500      Mapfre Vida Seguros                                           680,809
     19,600      Repsol S.A.                                                   640,602
     17,000      Repsol S.A. ADR                                               558,875
     24,000      Tabacalera S.A. Ser. A                                        907,745
                                                                          ------------
                                                                             5,551,852
Sweden  (2.9%)
--------------------------------------------------------------------------------------
     22,100      Astra AB                                                      881,711
      4,600      Autoliv AB                                                    268,706
     30,000      Foreningsbanken AB +                                           84,912
     50,000      IRO AB +                                                      564,572
     46,300      Svenska Cellulosa AB                                          717,970
     12,900      Pharmacia & Upjohn, Inc.                                      508,837
                                                                          ------------
                                                                             3,026,708
Switzerland  (5.1%
--------------------------------------------------------------------------------------
        560      BBC Brown Boveri & Cie AG, Ltd.  (Bearer)                     650,542
        185      Baer Holdings AG                                              206,090
      1,220      Ciba-Geigy AG (Registered)                                  1,073,515
        500      Nestle S.A. (Registered)                                      553,099
      2,675      Rieter Holding AG (Registered)                                772,237
        450      SGS 'Societe Generale de Surveillance Holdings S.A.           893,368
        300      Swiss Reinsurance Co. (Registered)                            349,025
        660      Union Bank of Switzerland (Bearer)                            715,215
                                                                          ------------
                                                                             5,213,091
Taiwan  (0.2%)
--------------------------------------------------------------------------------------
     23,146      Yageo Corp. 144A GDR +                                        208,314

United Kingdom  (9.2%)
--------------------------------------------------------------------------------------
     45,000      Anglian Water PLC                                             421,988
    113,172      Argyll Group PLC                                              596,416
    107,249      BAT Industries PLC                                            943,389
     33,268      Barclays Bank PLC                                             381,068
     61,601      Burmah Oil PLC                                                891,800
    120,000      General Electric Co. (The)  PLC                               660,300
     50,200      Guinness PLC                                                  368,819
     66,000      Molins PLC                                                    789,756
     62,148      North West Water Group PLC                                    593,389
     25,000      Pearson PLC                                                   241,800
     36,655      Royal Insurance Holdings PLC                                  217,034
      3,600      Scottish Power PLC                                             20,646
    350,000      Sears PLC                                                     564,200
     13,600      Securicor Group PLC Class A                                   186,558
     17,500      Security Services PLC                                         240,870
     45,000      Shell Transportation & Trading Co. PLC                        594,270
     45,000      Siebe PLC                                                     553,815
     45,581      Tate & Lyle PLC                                               333,471
    200,200      Vodafone Group PLC                                            715,265
     75,652      Weir Group PLC (The)                                          249,765
                                                                          ------------
                                                                             9,564,619
                                                                          ------------
                 Total Common Stocks (cost $82,896,564)                   $ 91,677,871

PREFERRED STOCKS  (0.3%)*(cost $210,471)
NUMBER OF SHARES                                                                 VALUE

France  (0.35%)
--------------------------------------------------------------------------------------
      2,200      Essilor International ADP FF 12.3 pfd.                   $    306,758
                                                                          ------------
CONVERTIBLE BONDS AND NOTES  (0.2%)*
PRINCIPAL AMOUNT                                                                 VALUE

Denmark  (0.2%)
--------------------------------------------------------------------------------------
 $1,200,000      Danisco cv. bonds 5s, 2004                               $    231,727

Finland  (-%)
--------------------------------------------------------------------------------------
    350,000      Effjohn Oy - AB cv. bonds, 7s, 2004                            36,929
                                                                          ------------
                 Total Convertible Bonds and Notes   (cost $244,415)      $    268,656

WARRANTS  (-%)*+                                             EXPIRATION
NUMBER OF WARRANTS                                              DATE             VALUE

Italy  (-%)
--------------------------------------------------------------------------------------
      6,237      Danieli & Co.                                11/30/99     $     3,148

Switzerland  (-%)
--------------------------------------------------------------------------------------
      1,175      Reiter Holding                                3/13/96           2,954
                                                                          ------------
                 Total Warrants (cost $-)                                  $     6,102


Short-Term Investments  (10.3%)* (cost $10,607,213)
PRINCIPAL AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------------
$10,602,000      Interest in $308,242,000 joint repurchase agreement
                  dated December 29, 1995 with Lehman Brothers, Inc.
                  due January 2, 1996 with respect to various U.S. Treasury
                  obligations--maturity value of $ 10,608,950 for an
                  effective yield of 5.9%.                                $ 10,607,213
--------------------------------------------------------------------------------------
                Total Investments  (cost $93,958,663)***                  $102,866,600
--------------------------------------------------------------------------------------
*   Percentages indicated are based on net assets of $103,411,957

+   Non-income-producing security.

*** The aggregate identified cost on a tax basis is $93,970,114, resulting in gross unrealized appreciation and depreciation of $11,255,114, and $2,358,628, respectively, or net unrealized appreciation of $8,896,486.

    ADR, ADS or GDR after the name of a foreign holding stands for American
    Depository Receipt, American Depository Shares or Global Depository Receipts, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

    144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.



Forward Currency Contracts to Sell Outstanding at December 31, 1995
(Aggregate face value $26,213,153)
                                                                         Unrealized
                                Market       Aggregate     Delivery     Appreciation/
                                Value        Face Value     Date       (Depreciation)
-------------------------------------------------------------------------------------
     British Pounds          $ 5,282,197   $ 5,274,324     5/31/96        $    (7,873)
     French Francs             3,200,550     3,193,397     5/31/96             (7,153)
     Japanese Yen             13,529,447    14,611,188     2/20/96          1,081,741
     Netherland Guilders       3,124,708     3,134,244     5/31/96              9,536
-------------------------------------------------------------------------------------
                                                                           $1,076,251

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
December 31,1995 (Unaudited)

Assets
--------------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $ 93,958,663  (Note 1)                                                     $102,866,600
--------------------------------------------------------------------------------------------------------
Cash                                                                                                 393
--------------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                         94,166
--------------------------------------------------------------------------------------------------------
Foreign tax reclaim                                                                               56,111
--------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                         1,437,522
--------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                    94,498
--------------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                                 1,091,277
--------------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                           404
--------------------------------------------------------------------------------------------------------
Total assets                                                                                 105,640,971

Liabilities
--------------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                              1,566
--------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                               1,708,156
--------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                       112,508
--------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                     175,655
--------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                         45
--------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                       1,138
--------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                            66,647
--------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                       107,108
--------------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                                       15,026
--------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                            41,165
--------------------------------------------------------------------------------------------------------
Total liabilities                                                                              2,229,014
--------------------------------------------------------------------------------------------------------
Net assets                                                                                  $103,411,957

Represented by
--------------------------------------------------------------------------------------------------------
Paid in capital (Note 4)                                                                    $ 95,634,291
--------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                                             (2,026,619)
--------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                       (180,416)
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and liabilities
in foreign currencies                                                                          9,984,701
--------------------------------------------------------------------------------------------------------
Total - Representing net assets applicable to
capital shares outstanding                                                                  $103,411,957

Computation of net asset value and offering price
--------------------------------------------------------------------------------------------------------
Net asset value and redemption price of class A shares
($58,078,079 divided by 4,427,992 shares)                                                         $13.12
--------------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.12)*                                           $13.92
--------------------------------------------------------------------------------------------------------
Net asset value and offering price of class B shares
($41,356,100 divided by 3,175,089 shares)**                                                       $13.03
--------------------------------------------------------------------------------------------------------
Net asset value and redemption price of class M shares
($3,977,778 divided by 303,225 shares)                                                            $13.12
--------------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.12)*                                           $13.60
--------------------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.


Statement of Operations
Six months ended December 31, 1995 (Unaudited)


Investment Income
--------------------------------------------------------------------------------------------------------
Interest                                                                                      $  209,702
--------------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $60,498)                                                        376,928
--------------------------------------------------------------------------------------------------------
Total investment income                                                                          586,630

Expenses:
--------------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                                 317,736
--------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                                   228,904
--------------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                                  2,409
--------------------------------------------------------------------------------------------------------
Reports to shareholders                                                                           18,209
--------------------------------------------------------------------------------------------------------
Auditing                                                                                          14,295
--------------------------------------------------------------------------------------------------------
Legal                                                                                              1,944
--------------------------------------------------------------------------------------------------------
Postage                                                                                            7,972
--------------------------------------------------------------------------------------------------------
Registration fees                                                                                 13,610
--------------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                             55,067
--------------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                            165,761
--------------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                              7,745
--------------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                                     1,468
--------------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                   2,250
--------------------------------------------------------------------------------------------------------
Other expenses                                                                                     3,240
--------------------------------------------------------------------------------------------------------
Total expenses                                                                                   840,610
--------------------------------------------------------------------------------------------------------
Expense reduction                                                                               (21,093)
--------------------------------------------------------------------------------------------------------
Net expenses                                                                                     819,517
--------------------------------------------------------------------------------------------------------
Net investment loss                                                                            (232,887)
--------------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                                 183,314
--------------------------------------------------------------------------------------------------------
Net realized gain on forward currency contracts and
foreign currency translation (Notes 1 and 3)                                                     250,266
--------------------------------------------------------------------------------------------------------
Net unrealized gain on forward currency contracts and
foreign currency translation during the period                                                 2,354,613
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments during the period                                   5,195,821
--------------------------------------------------------------------------------------------------------
Net gain on investments                                                                        7,984,014
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                          $7,751,127
--------------------------------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                Six months ended          Year ended
                                                                     December 31             June 30
                                                                           1995*                1994
----------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------
Net investment income (loss)                                        $   (232,887)        $   252,913
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and options                      433,580            (738,996)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and options                 7,550,434           1,745,082
----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   7,751,127           1,258,999
----------------------------------------------------------------------------------------------------
Distributions to shareholders
----------------------------------------------------------------------------------------------------
From net investment income:
     Class A                                                           (1,053,305)                 -
----------------------------------------------------------------------------------------------------
     Class B                                                             (570,821)                 -
----------------------------------------------------------------------------------------------------
     Class M                                                              (60,674)                 -
----------------------------------------------------------------------------------------------------
From net realized gain on investments:
     Class A                                                              (20,256)          (199,229)
----------------------------------------------------------------------------------------------------
     Class B                                                              (14,637)          (141,301)
----------------------------------------------------------------------------------------------------
     Class M                                                               (1,360)              (460)
----------------------------------------------------------------------------------------------------
In excesss of net realized gain on investments:
     Class A                                                                    -           (117,199)
----------------------------------------------------------------------------------------------------
     Class B                                                                    -            (83,122)
----------------------------------------------------------------------------------------------------
     Class M                                                                    -               (271)
----------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      36,856 ,455        48,556,735
----------------------------------------------------------------------------------------------------
Total increase in net assets                                            42,886,529        49,274,152
----------------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------
Beginning of period                                                     60,525,428        11,251,276
----------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income and accumulated net investment
loss of $2,026,619 and $108,932, respectively)                        $103,411,957       $60,525,428
----------------------------------------------------------------------------------------------------
* Unaudited
The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a share outstanding throughout the period)

                                                          For the period
                                                          December 1, 1994
                                           Six months    (commencement    Six months
                                             ended        of operations)     ended
                                           December 31     to June 30      December 31
------------------------------------------------------------------------------------------
                                             1995*            1995            1995*
------------------------------------------------------------------------------------------
                                                    Class M
------------------------------------------------------------------------------------------
Net asset value, beginning of period         $12.09          $11.87           $12.00
------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------
Net investment income(loss)                       -             .03(a)          (.02)
------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss)
on investments                                 1.26             .36             1.26
------------------------------------------------------------------------------------------
Total from investment operations               1.26             .39             1.24
------------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------------
Net investment income                          (.22)              -             (.20)
------------------------------------------------------------------------------------------
Net realized gain on investments               (.01)           (.11)            (.01)
------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                               -            (.06)               -
------------------------------------------------------------------------------------------
Total distributions                            (.23)           (.17)            (.21)
------------------------------------------------------------------------------------------
Net asset value, end of period               $13.12          $12.09           $13.03
------------------------------------------------------------------------------------------
Total investment return at
net asset value(%)(c)                         10.45(d)         3.33(d)         10.29(d)
------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                               $3,978          $1,777          $41,356
------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets(%)(e)                               1.05(d)         1.61(a)(d)       1.29(d)
------------------------------------------------------------------------------------------
Ratio of net investment income(loss) to
average net assets(%)                          (.30)(d)         .58(a)(d)       (.51)(d)
------------------------------------------------------------------------------------------
Portfolio turnover(%)                         28.89(d)        25.83(d)         28.89(d)
------------------------------------------------------------------------------------------

Financial highlights (Continued)
(For a share outstanding throughout the period)

                                                               For the period
                                                                  June 1, 1994
                                              Year             (commencement                Six Months
                                               ended             of operations)                 ended
                                              June 30              to June 30                 December 31
---------------------------------------------------------------------------------------------------------------------
                                               1995                   1994                       1995*       1995
---------------------------------------------------------------------------------------------------------------------
                                              Class B
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $11.82               $11.78                      $12.10      $11.83
---------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------
Net investment income(loss)                       .01(a)              (.01)(a)(b)                  .01         .08
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss)
on investments                                    .34                  .05                        1.28         .36
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                  .35                  .04                        1.29         .44
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------------------------------------
Net investment income                               -                    -                        (.26)          -
---------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                 (.11)                   -                        (.01)       (.11)
---------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                              (.06)                   -                           -        (.06)
---------------------------------------------------------------------------------------------------------------------
Total distributions                              (.17)                   -                        (.27)       (.17)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $12.00               $11.82                      $13.12      $12.10
---------------------------------------------------------------------------------------------------------------------
Total investment return at
net asset value(%)(c)                            3.00                  .34(d)                    10.67(d)     3.76
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $25,892               $2,470                     $58,078     $32,856
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets(%)(e)                                 2.41(a)               .15(a)(b)(d)                .90(d)     1.61(a)
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income(loss) to
average net assets(%)                             .23(a)              (.06)(a)(b)(d)              (.13)(d)     .97(a)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover(%)                           25.83                96.13(d)                    28.89(d)    25.83
---------------------------------------------------------------------------------------------------------------------


Financial highlights (Continued)
(For a share outstanding throughout the period)

                                                                 February 28, 1991
                                                                     (commencement
                                                                    of operations)
                                            Year ended June 30          to June 30
----------------------------------------------------------------------------------
                                           1994           1993      1992      1991
----------------------------------------------------------------------------------
                                                Class A
----------------------------------------------------------------------------------
Net asset value, beginning of period       $9.58         $8.82     $8.18     $8.63
----------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------
Net investment income(loss)                 (.06)(a)       .07(a)    .06       .07(a)
----------------------------------------------------------------------------------
Net realized and unrealized gain
(loss)
on investments                              2.53           .69       .71      (.52)
----------------------------------------------------------------------------------
Total from investment operations            2.47           .76       .77      (.45)
----------------------------------------------------------------------------------
Less distributions from:
----------------------------------------------------------------------------------
Net investment income                          -             -      (.13)        -
----------------------------------------------------------------------------------
Net realized gain on investments            (.22)            -         -         -
----------------------------------------------------------------------------------
In excess of net realized
gain on investments                           -              -         -         -
----------------------------------------------------------------------------------
Total distributions                         (.22)            -      (.13)        -
----------------------------------------------------------------------------------
Net asset value, end of period            $11.83         $9.58     $8.82     $8.18
----------------------------------------------------------------------------------
Total investment return at
net asset value(%)(c)                      25.81          8.62      9.52     (5.21)(d)
----------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $8,781        $2,859    $2,502    $2,054
----------------------------------------------------------------------------------
Ratio of expenses to average
net assets(%)(e)                            2.17(a)       1.80(a)   1.98       .78(a)(d)
----------------------------------------------------------------------------------
Ratio of net investment income(loss) to
average net assets(%)                       (.17)(a)       .81(a)    .76       .86(a)(d)
----------------------------------------------------------------------------------
Portfolio turnover(%)                      96.13         80.92     82.45     14.54(d)
----------------------------------------------------------------------------------
* Unaudited

(a) Reflects an expense limitation which expired December 31, 1994. As a result of such limitation, expenses for class A shares of the fund for the periods ended June 30, 1994, June 30, 1993 and June 30, 1991 reflect per share reductions of approximately $0.03, $0.05 and $0.10, respectively. Expenses for class B shares of the fund for the period ended June 30, 1994 reflect a reduction of less than $0.01 per share.
    Expenses for Classes A, B, and M shares of the fund for the period ended
    June 30, 1995 reflect a reduction of less than $0.01 per share.

(b) Per share net investment income for class B shares for the period ended June 30, 1994 has been determined on the basis of the weighted average number of shares outstanding for the period.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Not annualized.

(e) The ratio of expenses to average net assets for the period ended
    December 31, 1995 included amounts paid through expense offset arangements. Prior period ratios exclude these amounts.



Notes to financial statements
December 31, 1995 (Unaudited)

Note 1

Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in equity securities of companies located outside North America.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements are in conformity with generally accepted accounting principles and require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market in which the securities are traded, or, if no sales are reported - as in the case of some securities traded over-the-counter - the last reported bid price, except that certain U.S. government obligations are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account. the order permits the fund's cash balance to be deposited into a single joint account along with the cash of other registered investment companies managed by Putnam Investment Management, Inc. (Putnam Management), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount least equal to 102% of the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex- dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss.. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The maximum potential loss from forward currency contracts is the aggregate face value in U.S. dollars at the time the contract was opened. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

I) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $14,123. These expenses are being amortized on a straight-line basis over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2

Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates of of 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, and 0.60% of any amount over $1.5 billion, subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of the Manager on the fund's portfolio transactions. Until December 31, 1994, the Manager had voluntarily agreed to reduce its compensation to the extent that expenses of the fund exceeded 1.90% of average net assets. The fund's expenses subject to this limitation were exclusive of brokerage, interest, taxes, amortization of deferred organizational and extraordinary expenses, and payments required under the fund's Distribution Plan. This limitation was accomplished by a reduction of the compensation payable to the Manager and, if necessary, payment of additional fund expenses by the Manager. For the purpose of determining any such reduction in Putnam Management compensation, expenses of the fund do not reflect the applications of commissions or cash management credits that may reduce designated fund expenses.

The fund reimburses the Manager for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustees fee of $350 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the six months ended December 31, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly owned subsidiary of Putnam Investments, Inc.. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended December 31, 1995, fund expenses were reduced by $21,093 under expense offset arrangements with PFTC. Investor servicng and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly- owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to .25%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of .25%, 1.00% and .75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended December 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $46,304 and $2,872 from the sale of class A and class M shares, respectively and received $19,819 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended December 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received $621 on class A redemptions.

Note 3

Purchases and sales of securities


During the six months ended December 31, 1995, purchases and sales of investment securities other than short-term investments aggregated $40,230,843 and $8,328,001, respectively. There were no purchases or sales of U.S. government obligations during the period. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4

Capital shares

At December 31, 1995, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                       Six months ended
                       December 31, 1995
Class A              Shares       Amount
------------------------------------------
Shares sold       2,412,688  $30,905,424
------------------------------------------
Shares issued in
connection with
reinvestment of
distributions        80,150    1,026,754
------------------------------------------
                  2,492,838   31,932,178

Shares
repurchased        (779,361)  (9,989,150)
------------------------------------------
Net increase      1,713,477  $21,943,028
------------------------------------------

                Year ended June 30, 1995
Class A              Shares       Amount
------------------------------------------
Shares sold       3,343,986  $39,677,281
------------------------------------------
Shares issued in
connection with
reinvestment of
distributions        27,348      317,828
------------------------------------------
                  3,371,334   39,995,109

Shares
repurchased      (1,399,240) (16,448,723)
------------------------------------------
Net increase      1,972,074  $23,546,386
------------------------------------------

                     Six months ended
                     December 31, 1995
Class B              Shares       Amount
------------------------------------------
Shares sold       2,642,270  $33,574,689
------------------------------------------
Shares issued in
connection with
reinvestment of
distributions        41,891      533,249
------------------------------------------
                  2,684,161   34,107,938

Shares
repurchased      (1,666,552) (21,190,419)
------------------------------------------
Net increase      1,017,609  $12,917,519
------------------------------------------

               Year ended June 30, 1995
Class B              Shares       Amount
------------------------------------------
Shares sold       2,667,962  $31,655,329
------------------------------------------
Shares issued in
connection with
reinvestment of
distributions        18,223      210,475
------------------------------------------
                  2,686,185   31,865,804

Shares
repurchased        (737,746)  (8,555,102)
------------------------------------------
Net increase      1,948,439  $23,310,702
------------------------------------------
Six months ended
December 31, 1995
Class M              Shares       Amount
------------------------------------------
Shares sold         183,910   $2,349,224
------------------------------------------
Shares issued in
connection with
reinvestment of
distributions         4,659       59,679
------------------------------------------
                    188,569    2,408,903

Shares
repurchased         (32,367)     (412,995)
------------------------------------------
Net increase        156,202    $1,995,908
------------------------------------------

                       For the period
                      December 1, 1994
                      (commencement of
                       operations) to
                        June 30, 1995
Class M              Shares       Amount
------------------------------------------
Shares sold         153,859    $1,779,068
------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            63          731
------------------------------------------
                    153,922    1,779,799

Shares
repurchased          (6,899)     (80,152)
------------------------------------------
Net increase        147,023   $1,699,647
------------------------------------------


Fund information


INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Brett C. Browchuk
Vice President

Anthony W. Regan
Vice President

Justin M. Scott
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Overseas Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.


The Putnam Funds
One Post Office Square
Boston Massachusetts, 02109

22802-841/524/891 1/96

Bulk Rate
U.S. Postage
PAID
Putnam
Investments